UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2014

Boot Barn Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36711	90-0776290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15776 Laguna Canyon Road, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 453-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement

On November 5, 2014, the Registrant and the Registrant’s subsidiaries entered into a third amendment (the “PNC Amendment”) to the Second Amended and Restated Revolving Credit and Security Agreement, dated as of May 31, 2013, by and among Boot Barn, Inc., the Registrant, the other credit parties from time to time party thereto, and PNC Bank, National Association, as the sole lender , as amended by that certain First Amendment to Second Amended and Restated Revolving Credit and Security Agreement, dated September 23, 2013, and Second Amendment to Second Amended and Restated Revolving Credit and Security Agreement, dated April 15, 2014.  Also on November 5, 2014, the Registrant and the Registrant’s subsidiaries entered into an amendment (the “Golub Amendment”) to the Amended and Restated Loan and Security Agreement dated as of April 15, 2014, by and among Boot Barn, Inc., the Registrant, the other credit parties from time to time party thereto, Golub Capital LLC, as agent, and the lenders party thereto (the “Golub Credit Agreement”).

The PNC Amendment and the Golub Amendment each (a) permit certain addbacks to the definition of “EBITDA” (Earnings Before Interest, Taxes, Depreciation and Amortization) relating to expenses incurred in connection with the Registrant’s recently consummated initial public offering (the “IPO”) and the preparation of the Amendments, (b) revise the “Change of Control” definition and the covenant restricting certain equity issuances to be more customary for a publicly traded company, (c) delete the equity cure provisions, and (d) change the financial statement deliverable requirements, and timing, to align with the SEC disclosure requirements.  In addition, the Golub Amendment reduces the applicable LIBOR Floor to 1.00% and deletes Board observation rights of the lenders in the Golub Credit Agreement.

The foregoing description of these amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the PNC Amendment, which is filed as Exhibit 10.1, and of the Golub Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.             Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1

Third Amendment to Second Amended and Restated Revolving Credit Agreement and Security Agreement, dated November 5, 2014, by and among Boot Barn, Inc., Boot Barn Holdings, Inc., PNC Bank, National Association and the other credit parties signatory thereto

10.2

First Amendment to Amended and Restated Term Loan and Security Agreement, dated November 5, 2014, by and among Boot Barn, Inc., Boot Barn Holding, the other credit parties signatory thereto, Golub Capital LLC and the lenders party thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOT BARN HOLDINGS, INC.

Dated: November 5, 2014	/s/ Paul Iacono
Name: Paul Iacono
Title: Chief Financial Officer